Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ Michael E. Nugent
Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ Michael Bozic
Michael Bozic

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ Fergus Reid
Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin, Arthur Lev (with respect to Equity and Fixed Income Funds), Kevin Klingert (with respect to Money Market and Liquidity Funds) and Jacques Chappuis (with respect to AIP Funds), or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ James F. Higgins
James F. Higgins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: October 25, 2012

/s/ Frank L. Bowman
Frank L. Bowman

Appendix A

Morgan Stanley Variable Investment Series	N-14 and Pre-Effective Amendment
No. 1 and 2 to Form N-14. Post- Effective No. 1 to Form N-14.

The Universal Institutional Fund, Inc.	N-14 and Pre-Effective Amendment
No. 1 and 2 to Form N-14. Post- Effective No. 1 to Form N-14.